UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SAFESTITCH MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2012

Dear Stockholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2012 Annual Meeting of Stockholders of SafeStitch Medical, Inc. to be held at its executive offices, 4400 Biscayne Blvd., Miami, Florida 33137 on Tuesday, June 19, 2012, beginning at 9:00 a.m. local time.

The attached Notice of Annual Meeting and Proxy Statement describe the matters expected to be acted upon at the Annual Meeting. At the Annual Meeting, you will have an opportunity to meet management and ask questions.

Whether or not you plan to attend the Annual Meeting, it is important that you vote your shares of SafeStitch Medical, Inc. common stock. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without voting, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the attached Proxy Statement.

We look forward to seeing you on June 19, 2012 and urge you to return your proxy card as soon as possible.

Sincerely,

Jane H. Hsiao, Ph.D., MBA

Chairman of the Board

Jeffrey G. Spragens

Chief Executive Officer and President

SAFESTITCH MEDICAL, INC.

4400 Biscayne Blvd.

Miami, FL 33137

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2012

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of SafeStitch Medical, Inc., a Delaware corporation (the “Company”), will be held at the Company’s headquarters at 4400 Biscayne Blvd., Miami, Florida, 33137, on Tuesday, June 19, 2012, beginning at 9:00 a.m., local time, for the following purposes:

1.	To elect seven directors for a term of office expiring at the 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To consider and vote upon a proposal to (i) amend the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan, as amended, which we refer to as the 2007 Plan, to increase the number of shares of SafeStitch common stock that can be issued under the 2007 Plan from 3,000,000 to 5,000,000 and (ii) reapprove the material terms of the performance goals that apply to incentive awards under the 2007 Plan for compliance with Section 162(m) of the Internal Revenue Code of 1985, as amended, which we refer to as the Code; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only holders of record of our common stock at the close of business on April 24, 2012, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The approximate date on which this proxy statement and the enclosed form of proxy are first being sent to stockholders is May 4, 2012.

Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed proxy and return it in the postage paid, self-addressed envelope provided for your convenience. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 19, 2012. Our proxy statement and annual report on Form 10-K are available at www.SafeStitch.com.

By Order of the Board of Directors,

Joshua B. Weingard

Corporate Secretary

Miami, Florida

April 30, 2012

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, ALL STOCKHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS OF RECORD WHO EXECUTE A PROXY CARD MAY REVOKE THEIR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AND VOTE THEIR SHARES IN PERSON AT THE ANNUAL MEETING.

2

SAFESTITCH MEDICAL, INC.

PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

TUESDAY, JUNE 19, 2012

This proxy statement is furnished by the Board of Directors, which we refer to as the Board, of SafeStitch Medical, Inc., referred to as the Company or “we,” “us” or “our”, in connection with the solicitation of proxies to be voted at the Company’s 2012 Annual Meeting of Stockholders, referred to as the Annual Meeting, that will be held at the Company’s headquarters at 4400 Biscayne Blvd., Miami, Florida 33137, on Tuesday, June 19, 2012, beginning at 9:00 a.m., local time, and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

Our Board has fixed the close of business on April 24, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of that date, there were issued and outstanding 48,797,755 shares of our common stock. Each outstanding share of our common stock entitles its holder to one vote on each matter submitted to our stockholders. Stockholders do not have the right to cumulate their votes for the election of directors. The presence, in person or by proxy, of holders of a majority of our outstanding common stock constitutes a quorum at the Annual Meeting.

Stockholders who own their shares in “street name” through a stock brokerage account or through a bank or other nominee may attend the Annual Meeting but may not grant a proxy or vote at the meeting. Instead, the broker, bank or other nominee is considered the record holder of those shares, and those stockholders must instruct the record holder how they wish their shares to be voted.

Shares of our stock represented by proxies that reflect “broker non-votes” (i.e., stock represented at the Annual Meeting by proxies held by brokers or nominees as to which (i) the brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not be counted as a vote cast “for” or “against” any given matter. Pursuant to applicable rules of the New York Stock Exchange, referred to as the NYSE, a broker does not have the discretion to vote on “non-routine” matters, which include each proposal contained in this proxy statement. As a result, any broker that is a member of the NYSE will not have the discretion to vote on either proposal contained in this proxy statement. Because all proposals in this proxy statement are considered “non-routine” matters under NYSE rules, we urge you to give voting instructions to your broker, otherwise, your shares will not be voted at the Annual Meeting.

Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote on any matter that requires approval by a majority of shares represented and entitled to vote at the Annual Meeting. Abstentions will have no effect on the election of directors, who are elected by a plurality of the votes cast.

Any stockholder giving a proxy may revoke it at any time prior to the time it is voted. A proxy may be revoked by: (i) written notice to us at or prior to the Annual Meeting, attention: Corporate Secretary; (ii) execution of a proxy bearing a later date; or (iii) requesting revocation at the Annual Meeting and voting in person. Please note that your attendance at the Annual Meeting will not automatically revoke your proxy. All shares of our common stock represented by effective proxies will be voted at the Annual Meeting or at any adjournment thereof. Unless otherwise specified in the proxy, shares of our stock represented by proxies will be voted: (i) FOR the election of the Board’s nominees for directors, (ii) FOR the amendment to the 2007 Plan and the reapproval of the material terms of the performance goals that apply to incentive awards under the 2007 Plan and (iii) in the discretion of the proxy holders with respect to such other matters as may properly come before the Annual Meeting.

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election. Any other matter that may be submitted to a vote of the stockholders will be approved by the affirmative vote of a majority of votes cast by holders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter, unless such matter is one for which a greater vote is required by law or by our Certificate of Incorporation or Bylaws. If less than a majority of the shares of common stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne solely by us. In addition to the use of mail, our employees may solicit proxies personally, by telephone, e-mail and by facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

Our executive offices are located at 4400 Biscayne Blvd., Miami, Florida 33137. Mailing to stockholders of record on April 24, 2012 of the Notice of Annual Meeting, this proxy statement, the accompanying form of proxy and our Annual Report to Stockholders for our fiscal year ended December 31, 2011, which we refer to as Fiscal 2011, will commence on or about May 4, 2012. Stockholders who wish to attend the Annual Meeting may contact the Company’s Corporate Secretary at 305-575-4602 for directions to the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 24, 2012, the record date, concerning the beneficial ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors (all of whom are nominees for director), (iii) each named executive officer (as defined in the Executive Compensation section below), and (iv) all of our current executive officers and directors as a group. Unless otherwise noted, all holders listed below have sole voting power and investment power over the shares beneficially owned by them. Unless noted otherwise, the address of each person listed below is 4400 Biscayne Boulevard, Miami, Florida 33137.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)
Phillip Frost, M.D. (3)(4)	11,374,118	22.9%
Frost Gamma Investments Trust (4)	11,264,118	22.7%
Jane H. Hsiao, Ph.D., MBA, Chairman of the Board of Directors (5)	9,492,435	19.3%
Jeffrey G. Spragens, Chief Executive Officer, President and Director (6)	3,404,118	7.0%
Charles J. Filipi, M.D., Chief Medical Officer and Director (7)	2,821,592	5.8%
Chao C. Chen, Ph.D., Director (8)	42,500	*
Richard C. Pfenniger, Jr., Director (9)	307,000	*
Steven D. Rubin, Director (10)	307,128	*
Kevin T. Wayne, D.B.A., Director (11)	60,000	*
James J. Martin, C.P.A., Chief Financial Officer (12)	9,375	*

All Current Executive Officers and Directors as a group (8 persons) (13)	16,444,148	33.2%

UniMed Investment, Inc. 3F, No. 308, Sec. 2, Bade Rd., Taipei 10492, Taiwan, R.O.C.	4,429,429	9.1%

*	Less than 1%.

(1)	A person is deemed to be the beneficial owner of shares of common stock underlying options and warrants held by that person that are exercisable as of April 24, 2012 or that will become exercisable within 60 days thereafter.
(2)	Based on 48,797,755 shares of common stock outstanding as of April 24, 2012. Each beneficial owner’s percentage ownership is determined assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable as of April 24, 2012 or that will become exercisable within 60 days thereafter have been exercised into common stock.
(3)	Common stock holdings include options to purchase 110,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Common stock holdings include beneficial ownership of shares held by Frost Gamma Investments Trust (see note 4).
(4)	Frost Gamma Investments Trust holds 10,478,735 shares of the Company’s common stock. Dr. Phillip Frost is the trustee and Frost Gamma, Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Frost Gamma Investments Trust is a principal member of The Frost Group, LLC. Common stock holdings also include 785,383 shares of the Company’s common stock owned directly by The Frost Group, LLC. Dr. Frost and Frost Gamma Investments Trust disclaim beneficial ownership of the common stock held by The Frost Group, LLC, except to the extent of their respective pecuniary interests therein.
(5)	Hsu Gamma holds 1,913,470 shares of the Company’s common stock. Dr. Hsiao is the general partner of Hsu Gamma. Common stock holdings also include options to purchase 275,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Common stock holdings include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (“Hsu Gamma”) (see note 6). Dr. Hsiao is a member of The Frost Group, LLC. Dr. Hsiao disclaims beneficial ownership of the warrants to purchase common stock held by The Frost Group, LLC, except to the extent of her pecuniary interest therein.
(6)	Common stock holdings include options to purchase 125,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days and warrants to purchase 20,138 shares of the Company’s common stock. Common stock holdings also include 562,818 shares owned by the Joy Fowler Spragens Family Trust (the “Spragens Trust”), and 571,015 shares owned by RSLS Investments LLC (“RSLS”). The Spragens Trust is an irrevocable trust established by Joy Fowler Spragens, the spouse of Mr. Spragens, for the benefit of her descendants and relatives who are unrelated to Mr. Spragens. Although Mr. Spragens is the manager of RSLS, RSLS is 100% owned by his adult children. Accordingly, Mr. Spragens disclaims any beneficial ownership of the shares held by the Spragens Trust and RSLS.
(7)	Common stock holdings include options to purchase 7,500 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days, 700,000 shares held by Dr. Filipi’s spouse and 1,407,046 shares held by a Grantor Retained Annuity Trust.
(8)	Common stock holdings include options to purchase 42,500 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.
(9)	Common stock holdings include options to purchase 67,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.
(10)	Common stock holdings include options to purchase 67,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Mr. Rubin is a member of The Frost Group, LLC. Mr. Rubin disclaims beneficial ownership of the warrants to purchase common stock held by The Frost Group, LLC, except to the extent of his pecuniary interest therein.
(11)	Common stock holdings include options to purchase 55,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.
(12)	Common stock holdings include options to purchase 9,375 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.
(13)	Common stock holdings include options to purchase 648,375 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Director

The Board has nominated its seven incumbent directors for re-election as directors to serve until our next annual meeting and until each director’s successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board, unless directed by a proxy to do otherwise.

The following table sets forth the names and ages of the director nominees.

Name	Age
Jane H. Hsiao, Ph.D., MBA	65
Jeffrey G. Spragens	70
Charles J. Filipi, M.D.	71
Chao C. Chen, Ph.D.	58
Richard C. Pfenniger, Jr.	56
Steven D. Rubin	51
Kevin T. Wayne, D.B.A.	49

The following is biographical information for the director nominees.

Jane H. Hsiao, Ph.D., MBA. Dr. Hsiao has served as a director of the Company since April 2005 and became Chairman of the Board in September 2007. Dr. Hsiao has served since May 2007 as Vice-Chairman and Chief Technical Officer of OPKO Health, Inc., referred to as OPKO, a specialty healthcare company. Since October 2008, Dr. Hsiao has served as Chairman of the Board and, since February 2012, Interim CEO of medical device developer, Non-Invasive Monitoring Systems, Inc., referred to as NIMS. Additionally, Dr. Hsiao serves as a director of PROLOR Biotech, Inc., a developmental stage biopharmaceutical company, referred to as PROLOR, Neovasc, Inc., a company developing and marketing medical specialty vascular devices, referred to as Neovasc, and Sorrento Therapeutics, Inc., a development stage biopharmaceutical company. Dr. Hsiao previously served as the Vice Chairman-Technical Affairs and Chief Technical Officer of IVAX Corporation, referred to as IVAX, from 1995 until IVAX was acquired in January 2006 by Teva Pharmaceutical Industries Ltd. Dr. Hsiao also served as Chairman, CEO and President of IVX Animal Health, IVAX’s veterinary products subsidiary, from 1998 until 2006, and as IVAX’s Chief Regulatory Officer from 1992 to 1995. Dr. Hsiao previously served on the board of directors of Ivax Diagnostics, Inc., and Protalix BioTherapeutics, Inc.

Dr. Hsiao’s background in the pharmaceutical and medical device industry, her strong technical expertise, as well as her senior management experience, allow her to play an integral role as Chairman of the Board. Her broad experience in many biotechnology and life science companies gives her a keen understanding and appreciation of the many regulatory and developmental issues confronting medical device, pharmaceutical and biotechnology companies.

Jeffrey G. Spragens. Mr. Spragens has served as our President and Chief Executive Officer and as a member of our Board since September 2007, and, since August 2005, he has served as Business Manager of SafeStitch LLC, of which he was a founding member. From January 2002 to December 2006, Mr. Spragens was a member of the board of directors of ETOC, Inc., a privately owned hotel and lodging company based in Minneapolis, Minnesota. Since April 2002, he has been a Founding Board of Directors Member and Treasurer of the Foundation for Peace, Washington, D.C. From 1990 to 1995, Mr. Spragens was Managing Partner, Gateway Associates, Inc., a company that secured full subdivision and planning approval for properties under its control. Prior to that and from 1987 to 1993, he was one of three founding board of directors members of North American Vaccine which was a public company acquired by Baxter International in 1999. Mr. Spragens also has previous experience as a developer and attorney.

As a result of Mr. Spragens wide-range of experience as a chief executive officer, developer and attorney, he is able to provide valuable business, leadership, and management advice to the Board in many critical areas. Mr. Spragens proven track record of success adds valuable expertise and insight to the Board particularly in the business strategies and growth opportunities that the Board considers.

Charles J. Filipi M.D. Dr. Filipi has served as our Chief Medical Officer (f/k/a Medical Director) and a member of our Board of Directors since our acquisition of SafeStitch LLC in September 2007. Dr. Filipi was a founding member of SafeStitch LLC in August 2005 and has served as its Medical Director since 2006. Since 1999, Dr. Filipi has been a Professor of Surgery in the Department of Surgery at Creighton University School of Medicine in Omaha, Nebraska. Dr. Filipi has also served as president of the American Hernia Society, editor of the Journal Hernia and has published approximately 100 peer-reviewed articles and 51 book chapters. Additionally, Dr. Filipi has been the inventor listed on more than twenty provisional or utility patents. His primary areas of interest are intraluminal surgery for the correction of gastroesophageal reflux disease, Barrett’s Esophagus, and obesity.

Dr. Filipi’s experience as a professor of surgery at Creighton University, as the primary inventor of most of SafeStitch’s products and as a founder of SafeStich LLC enables him to provide valuable board leadership and insight into the development of our products.

Chao C. Chen, Ph.D. Dr. Chen has served as a director of the Company since September 2009. Since November 2010, Dr. Chen has served as a private technology and business consultant for the medical device industry. From May 2009 until November 2010, Dr. Chen served as Chief Operating Officer of UniMed VM, a Taiwanese investment company. From September 2008 to May 2009, Dr. Chen served as Vice President of TaiMed Inc., a Taiwanese investment company, where he was responsible for medical technology investments. From 1983 to 2008, Dr. Chen served in various positions for the Cordis and Ethicon medical device subsidiaries of Johnson & Johnson, most recently from July 2006 to August 2008 as Vice President, Business Leader of Ensure, Cordis and from July 2002 to June 2006 as Vice President, Advanced Research and Development of Cordis. In these positions, Dr. Chen was responsible for strategic planning, business integration, product commercialization and new technology research and development.

Dr. Chen brings significant insight and value to the Board based in part on his extensive experience with the Cordis and Ethicon medical device subsidiaries of Johnson & Johnson. As the Board considers and develops its current and future products and growth strategies, Dr. Chen’s prior experience with strategic planning and product commercialization will assist the Company in making strategic decisions.

Richard C. Pfenniger, Jr. Richard C. Pfenniger, Jr., has served as a director of the Company since April 2005. Mr. Pfenniger served as Chief Executive Officer and President of Continucare Corporation, a provider of primary care physician, from October 2003 until December 2011, and the Chairman of Continucare’s board of directors from September 2002 until December 2011. Previously, Mr. Pfenniger served as CEO and Vice Chairman of Whitman Education Group, Inc., a post-secondary education provider, from 1997 until 2003. From 1994 to 1997, Mr. Pfenniger served as Chief Operating Officer of IVAX Corporation, and from 1989 to 1994 he served as Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation Mr. Pfenniger is a director of GP Strategies, Inc., a corporate education and training company, and of OPKO.

As a result of Mr. Pfenniger’s multi-faceted experience as a chief executive officer, chief operating officer and general counsel, he is able to provide valuable business, leadership and management advice to the Board in many critical areas. In addition, Mr. Pfenniger’s knowledge of the healthcare business has given him insight into many aspects of our business and the markets in which we operate. Mr. Pfenniger also brings financial expertise to the Board, including through his service as Chairman of our Audit Committee.

Steven D. Rubin. Mr. Rubin has served as a director of the Company since September 2007. Mr. Rubin has been the Executive Vice President of OPKO since May 2007 and a director of OPKO since February 2007. Mr. Rubin currently serves on the Boards of Directors of OPKO, NIMS, PROLOR, Neovasc, Kidville, Inc., which operates upscale learning and play facilities for children, Tiger X Medical, Inc., referred to as Tiger X, a producer and distributor of orthopedic and spinal medical devices, Castle Brands, Inc., a marketer of premium spirits, Dreams, Inc., a vertically integrated sports licensing and products company, and SearchMedia Holdings Limited, a multi-platform billboard and in-elevator advertising company in China. Mr. Rubin previously served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006. Mr. Rubin was previously a director of Ideation Acquisition Corp.

Mr. Rubin brings to the Board his extensive leadership, business and legal experience, as well as his vast knowledge of the pharmaceutical and life science industry generally. Mr. Rubin has more than 20 years experience advising a broad range of companies in many aspects of business, regulatory, transactional and legal affairs. His experience as a practicing lawyer, general counsel and board member for multiple public companies, including several life sciences, medical device and pharmaceutical companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

Kevin T. Wayne, D.B.A. Dr. Wayne is an Associate Professor of Business Administration at Rivier College in Nashua, New Hampshire and has been with Rivier College since 2003. Dr. Wayne has been a director of the Company since September 2007. Prior to this and from 1999 until 2002, he was co-founder and Vice President of Onux Medical, Inc., a medical device company acquired by C.R. Bard in 2004. At Onux, Dr. Wayne was responsible for marketing and business development. He was also an Adjunct Professor of Marketing at Daniel Webster College from 2002-2003 and a Faculty Associate at Worcester Polytechnic Institute in 2002. Additionally, he has served in product development and marketing functions at Smith & Nephew Endoscopy, Visualization Technology (now part of GE), and Bard’s Endoscopy Division. His medical and surgical device experience includes work in general surgery, GI endoscopy, arthroscopy/sports medicine and computer-assisted spine and neurosurgery applications. He is a member of the Medical Device Group of Boston, the Association of University Technology Managers and the Academy of Management.

Dr. Wayne’s experience as a professor of Business Administration and his experience in the medical device industry, together with his marketing and business development background, bring valuable insight and a unique perspective to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IDENTIFIED ABOVE.

Identification of Executive Officers

The following individuals are our current executive officers:

Name	Age	Position
Jeffrey G. Spragens	70	Chief Executive Officer, President and Director
Charles J. Filipi, M.D.	71	Chief Medical Officer and Director
James J. Martin, C.P.A.	45	Chief Financial Officer

All officers serve until they resign or are replaced or removed at the discretion of the Board.

Biographical information for Mr. Spragens and Dr. Filipi is set forth in the section entitled “Proposal No. 1—Election of Directors”, beginning on page 4.

James J. Martin, C.P.A. has served as our Chief Financial Officer since January 19, 2011. Since January 2011, Mr. Martin has also served as the Chief Financial Officer of NIMS. From January 2011 through December 2011, Mr. Martin served as Vice President of Finance of Aero Pharmaceuticals, Inc., referred to as Aero, a privately held pharmaceutical distributor. From July 2010 until January 2011, Mr. Martin served as the Controller of SafeStitch, NIMS and Aero. From 2008-2010, Mr. Martin served as the Controller of AAR Aircraft Services, Inc., an aerospace and defense company, and from 2005-2008, Mr. Martin served as the Controller of Avborne Heavy Maintenance, Inc., an aviation maintenance repair and overhaul company. In addition to his career in finance and accounting, Mr. Martin served five years in the United States Navy as an Operations Specialist.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available on our website at www.safestitch.com. We intend to post amendments to, or waivers from a provision of, our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer or persons performing similar functions on our website. Our website is not part of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Under section 16(a) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, the Company’s directors, executive officers and persons who own more than ten percent (10%) of our common stock are required to file with the Securities and Exchange Commission, referred to as the SEC, initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to Fiscal 2011, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s common stock or other equity securities, other than one late filing by Mr. Spragens in April 2011.

Board of Directors and Committees Thereof

Independence

The Board, in the exercise of its reasonable business judgment, has determined that each of our directors qualify as independent directors pursuant to Nasdaq Stock Market Rule 5605(a)(2) and applicable SEC rules and regulations, except Mr. Spragens, who is employed as our President and CEO, and Dr. Filipi, who is employed as our Chief Medical Officer. Additionally, each of Mr. Pfenniger, Jr., Mr. Rubin and Dr. Wayne is independent for audit committee purposes under Nasdaq Stock Market Rule 5605(c)(2) and applicable SEC rules and regulations.

Board Committees and Meeting Attendance

The Board conducts its business through meetings of the full Board and through committees of the Board, including the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. We do not have any other standing committees of the Board. The Board and its committees also act by written consent. During 2011, the full Board met on five occasions, and did not act by written consent. During 2011, each of the current directors attended at least 75% of the aggregate of the Board meetings and the meetings of each committee on which such director served.

We do not have a policy requiring our directors to attend the Annual Meeting. Three of our directors attended our 2011 Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee is composed of the following non-employee directors, all of whom the Board, in the exercise of its reasonable business judgment, has determined to be independent under Nasdaq and applicable SEC rules and regulations: Steven D. Rubin, Chairman, Richard C. Pfenniger, Jr. and Chao Chen. The Board has delegated to the Compensation Committee its responsibilities and authority relating to the compensation and evaluation of our executive officers, including establishing compensation policies and philosophies for the Company and its executive officers and reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s compensation, as well as overseeing our incentive compensation plans and equity-based plans. The Compensation Committee has the power to create subcommittees with such powers as the Compensation Committee may from time to time deem necessary or appropriate. The Board has adopted a charter that sets forth the responsibilities of the Compensation Committee, which is available on our website located at www.safestitch.com. During 2011, the Compensation Committee met on three occasions, and acted by written consent on one occasion.

Audit Committee

We have a separately-designated standing audit committee, established in accordance with section 3(a)(58)(A) of the Exchange Act. The Board has adopted a charter that sets forth the responsibilities of the Audit Committee, which is available on our website located at www.safestitch.com. During 2011, the Audit Committee met on six occasions.

The Audit Committee is composed of the following non-employee directors: Richard C. Pfenniger, Jr., Chairman, Steven D. Rubin and Kevin Wayne. The Company’s Board has determined that Richard C. Pfenniger, Jr. is an audit committee financial expert as defined in Item 407 (d)(5)(ii) of Regulation S-K.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements contained in its Annual Report on Form 10-K for Fiscal 2011 and has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent accountant its independence.

In performing its functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board and the Board approved, the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on March 30, 2012.

Richard C. Pfenniger, Jr., Chairman

Steven D. Rubin

Kevin T. Wayne, D.B.A.

Corporate Governance and Nominating Committee

In August 2010, the Board formed a Corporate Governance and Nominating Committee consisting of Dr. Jane Hsiao and Dr. Chao Chen. The Board has adopted a charter that sets forth the responsibilities of the Corporate Governance and Nominating Committee, which include the selection of potential candidates for the Board, making recommendations to the Board concerning the structure and membership of the other Board committees and considering director candidates recommended by others, including our Chief Executive Officer, other Board members, third parties and our stockholders. A copy of the charter is available on our website located at www.safestitch.com. The Corporate Governance and Nominating Committee met once during Fiscal 2011.

The Corporate Governance and Nominating Committee identifies director nominees through a combination of referrals, including by existing members of the Board, management, third parties, stockholders and direct solicitations, where warranted. Once a candidate has been identified, the Corporate Governance and Nominating Committee reviews the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation. The Committee does not plan to evaluate candidates identified by the Committee itself differently from those recommended by a stockholder or otherwise.

The Corporate Governance and Nominating Committee met in April 2012 and recommended to the Board that it nominate each of the incumbent directors for election at the 2012 Annual Meeting. Each of the nominees for election as a director named in this Proxy Statement was unanimously recommended by the full Board for submission to the stockholders of the Company as the Board’s’ nominees.

Director Selection Criteria

The Corporate Governance and Nominating Committee reviews and makes recommendations to the Board regarding the appropriate qualifications, skills, and experience expected of individual members and of the Board as a whole with the objective of having a Board with sound judgment and diverse backgrounds and experience to represent stockholder interests.

The Corporate Governance and Nominating Committee believes that nominees for election to the Board should possess sufficient business or financial experience and a willingness and ability to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, experience in the industries in which the Company conducts its business, audit and financial expertise, medical device experience, operational experience, or a scientific or medical background. The Corporate Governance and Nominating Committee does not believe that nominees for election to the Board should be selected through mechanical application of specified criteria. Rather, the Corporate Governance and Nominating Committee believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the Board whose backgrounds, integrity, and personal characteristics indicate that they will make a positive contribution to the Board. Additionally, the Board will consider such other factors as it deems appropriate.

While we do not have a formal diversity policy with respect to Board composition, the Board believes it is important for the Board to have diversity of knowledge base, professional experience and skills, and the Corporate Governance and Nominating Committee takes these qualities into account when considering director nominees for recommendation to the Board.

Board Nominations by Security Holders

The Board will consider candidates recommended by our stockholders pursuant to written applications submitted to our Corporate Secretary, SafeStitch Medical, Inc., 4400 Biscayne Boulevard, Miami, Florida 33137.

There have been no changes to the procedures by which security holders may recommend nominees to our Board.

Our current Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee charters are available on our website located at www.safestitch.com and are available in print to any stockholder upon request sent to SafeStitch Medical, Inc., 4400 Biscayne Blvd., Miami, Florida 33137. Our Internet website and the information contained therein or linked thereto are not incorporated by reference in, and are not a part of, this proxy statement.

Communication with the Board

Interested parties who want to communicate with the independent or non-management directors as a group, with the Board as a whole, any Board committee or any individual Board members should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Corporate Secretary, SafeStitch Medical, Inc., 4400 Biscayne Blvd., Miami, Florida 33137 or call the Corporate Secretary at (305) 575-4602. The Corporate Secretary will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

Board Leadership Structure

The Company has a separate Chairman of the Board, Dr. Jane Hsiao, and Chief Executive Officer, Jeffrey Spragens. We believe that having an independent director serve as our Chairman allows our Chief Executive Officer to focus on our daily business, while allowing the Chairman of the Board to fulfill her fundamental Board leadership role, which includes providing advice to and independent oversight of our Board.

The Chairman of the Board role requires significant additional commitment, particularly as the Board’s oversight responsibilities continue to grow due to our expanding business operations. Our Board is committed to good corporate governance and believes that it is appropriate for an independent, highly-qualified, director to serve as its Chairman.

Our Chairman of the Board is responsible for the orderly functioning of our Board and enhancing its effectiveness. Our Chairman guides Board processes, provides input on agenda items and presides at Board meetings. Our Chairman additionally acts as a liaison between our Board members and our executive management team, consulting regularly and providing guidance on Board-related matters. In the absence of the Chairman, Messrs. Pfenniger, Jr. and Rubin typically preside at meetings of the Board.

Board Role in Risk Oversight

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s Committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such Committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Director Compensation

On March 10, 2011, in connection with his or her service on our Board or any committee thereof, the Compensation Committee granted 100,000 options to Dr. Hsiao, 25,000 options to each of Messrs. Pfenniger and Rubin, and 20,000 options to each of Dr. Chen and Dr. Wayne, all of which options vested one year following the date of grant. Other than these stock option grants, we did not otherwise compensate our non-employee directors for the year ended December 31, 2011. The following table sets forth the information with respect to compensation of our non-employee directors for Fiscal 2011.

Fiscal 2011 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jane H. Hsiao, Chairman	—	—	87,931	—	—	—	87,931
Richard C. Pfenniger, Jr.	—	—	21,983	—	—	—	21,983
Steven D. Rubin	—	—	21,983	—	—	—	21,983
Chao C. Chen	—	—	17,586	—	—	—	17,586
Kevin T. Wayne	—	—	17,586	—	—	—	17,586

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 4 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2012. As of December 31, 2011, the aggregate number of outstanding stock options (both exercisable and unexercisable) for each non-employee directors were as follows:

Name	Stock Options
Jane H. Hsiao, Chairman	275,000
Richard C. Pfenniger, Jr.	67,000
Steven D. Rubin	67,000
Chao Chen	42,500
Kevin Wayne	55,000

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation information for the years ended December 31, 2011 and 2010 for our principal executive officer and each of the other two most highly compensated executive officers. We refer to these persons as our named executive officers elsewhere in this proxy statement.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey G. Spragens, Chief Executive Officer and President (2)	2011 2010	— —	— —	— —	89,594 88,861	— —	— —	— —	89,594 88,861

Charles J. Filipi, Chief Medical Officer	2011 2010	150,000 150,000	— —	— —	— —	— —	— —	— —	150,000 150,000

James J. Martin, Chief Financial Officer (3)	2011	132,000	—	—	26,878	—	—	—	176,878

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 4 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2012.
(2)	Jeffrey G. Spragens, our President and Chief Executive Officer, currently does not receive a salary for his service as an officer.
(3)	Mr. Martin was appointed Chief Financial Officer in January 2011.

Outstanding Equity Awards as of December 31, 2011

The following table sets forth our outstanding equity awards as of December 31, 2011 for our named executive officers.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Share)	Option Expiration Date
Jeffrey G. Spragens	3,750	(1)	1,250	(1)	—	$3.10	3/18/2015
	30,000	(2)	30,000	(2)	—	$0.80	2/11/2016
	25,000	(3)	75,000	(3)	—	$1.20	2/17/2017
	—	(4)	100,000	(4)	—	$1.12	3/10/2021

Charles J. Filipi, M.D.	5,000	(2)	5,000	(2)	—	$0.80	2/11/2016

James J. Martin	1,875	(5)	5,625	(5)	—	$1.90	7/30/2017
	—	(4)	30,000	(4)	—	$1.12	3/10/2021

(1)	Options were issued on March 18, 2008 and vest in four equal annual tranches beginning on March 18, 2009.
(2)	Options were issued on February 11, 2009 and vest in four equal annual tranches beginning on February 11, 2010.
(3)	Options were issued on February 17, 2010 and vest in four equal annual tranches beginning on February 17, 2011.
(4)	Options were issued on March 10, 2011 and vest in four equal annual tranches beginning on March 10, 2012.
(5)	Options were issued on July 30, 2010 and vest in four equal annual tranches beginning on July 30, 2011.

EQUITY COMPENSATION PLAN INFORMATION

Our Board and a majority of our stockholders approved the 2007 Plan on November 13, 2007, which is our sole equity compensation plan. We have reserved a total of 3,000,000 shares of our common stock for issuance under the 2007 Plan, subject to adjustment for any stock split or any future stock dividend or other similar change in our common stock or our capital structure. If the proposed amendment to the 2007 Plan is approved by our stockholders at the Annual Meeting, there will be a total of 5,000,000 shares of our common stock reserved for issuance under the 2007 Plan, subject to adjustment for any stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2011, a total of 1,539,500 options to purchase shares of common stock had been granted under the 2007 Plan.

The following table provides information about our equity compensation plan as of December 31, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	1,539,500	$1.27	1,460,500
Equity compensation plans not approved by security holders	—	—	—

Total	1,539,500		1,460,500

Potential Payments upon Termination or Change-in-Control

The named executive officers do not have employment agreements with us and are all employed on an “at will” basis. We do not have arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change-in-control. Grants of stock options to all employees eligible to receive such grants under the 2007 Plan vest immediately in the event of a change in control; therefore, no separate disclosure is presented herein with respect to the acceleration of stock options held by the named executive officers upon a change of control under the terms of this stock option plan.

Risk Considerations in our Compensation Programs

We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

PROPOSAL NO. 2

AMENDMENT OF OUR 2007 STOCK INCENTIVE PLAN AND REAPPROVAL OF THE MATERIAL

TERMS OF PERFORMANCE GOALS FOR INCENTIVE AWARDS

Background and Purpose

On November 13, 2007, the Board adopted the 2007 Plan, which was approved on the same date by a written consent of the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting of the stockholders in accordance with the relevant sections of the Delaware General Corporation Law. On April 21, 2011, the Board approved, and, at our 2011 Annual Meeting, our stockholders approved, an amendment to the 2007 Plan, which increased that would increase the number of shares of our common stock reserved for issuance under the 2007 Plan from 2,000,000 to 3,000,000, subject to adjustment for a stock split, or any future stock dividend or other similar change in our common stock or our capital structure.

The purpose of the 2007 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. The 2007 Plan is intended to enable those persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

As of the record date, 3,000,000 shares of common stock were authorized for issuance under the 2007 Plan, of which 558,333 shares remain available for issuance.

The Amendment and Reapproval

In order to continue to provide the appropriate equity incentives to plan participants, on April 10, 2012, the Compensation Committee of the Board approved, subject to stockholder approval at the Annual Meeting, an amendment to the 2007 Plan that would increase the number of shares of our common stock reserved for issuance under the 2007 Plan from 3,000,000 to 5,000,000, subject to adjustment for a stock split, or any future stock dividend or other similar change in our common stock or our capital structure. We refer to this proposed amendment as the Amendment. The Amendment would effect no other changes to the 2007 Plan.

In addition to seeking stockholder approval of the Amendment, we seek stockholder reapproval of the material terms of the performance goals that apply to incentive awards under the 2007 Plan for compliance with Section 162(m) of the Code.

Stockholder approval of the Amendment is required to comply with the incentive stock options rules under Section 422 of the Code. The effect of stockholder approval of the Amendment is intended to increase the number of shares available for issuance under the 2007 plan and to increase the number of available option awards that qualify as incentive stock options under Section 422 of the Code, referred to as ISOs, that may be granted under the Plan to eligible employees. Additionally, stockholder approval would extend the period during which ISOs may be granted under the 2007 Plan to the tenth anniversary of the date on which our stockholders approve the Amendment. If stockholders fail to approve the Amendment, the Company will still be able to award options under the 2007 Plan, but the number of, and period in which, ISOs may be granted under the 2007 Plan will be limited to the period and the number of options originally authorized for issuance as ISOs under the Plan as originally approved by our stockholders.

Stockholder reapproval of the material terms of the performance goals is required under Section 162(m) of the Code in order for awards made under the 2007 Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to be exempt from the deduction limitations imposed by Section 162(m) of the Code. Section 162(m) of the Code eliminates a federal income tax deduction for annual compensation in excess of $1 million paid by the Company to the Chief Executive Officer or any of the three other most highly compensated executive officers (other than the Chief Financial Officer) whose compensation is required to be disclosed pursuant to Item 402 of Regulation S-K, in any one year, unless that compensation qualifies as “performance-based compensation” under Section 162(m) of the Code.

One requirement for compensation to be “performance-based compensation” under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, stockholders every five years. For purposes of Section 162(m) of the Code, the material terms of the performance goals include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goal is attained.

The material terms of the performance goals under the 2007 Plan were originally approved by stockholders in 2007, and, in accordance with Section 162(m) of the Code, we are seeking stockholder reapproval of the material terms of the performance goals. If our stockholders fail to approve the material terms of the performance goals under the 2007 Plan, we will still be able to grant awards under the 2007 Plan; however, if such awards exceed certain dollar limitations imposed by the Code, it is possible that all or a part of such awards that are made to the Chief Executive Officer or any of the three other most highly compensated executive officers (other than the Chief Financial Officer) whose compensation is required to be disclosed pursuant to Item 402 of Regulation S-K would not be deductible, resulting in an additional cost to the Company.

The following is a summary of the principal features of the 2007 Plan. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan, which is contained in Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2007 Plan, 3,000,000 shares of our common stock were originally reserved for issuance, of which 558,333 remain available for new issuances. If the amendment to the 2007 Plan is approved at the Annual Meeting, the total number of shares of common stock reserved under the plan would be increased by 2,000,000 shares to an aggregate of 5,000,000 shares. Any shares that are subject to awards of stock options or stock appreciation rights count against this limit as one share for every share granted. Any shares that are subject to awards other than stock options or stock appreciation rights count against this limit as 1.5 shares for every one share granted. If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2007 Plan. If any option or other award is exercised through the tendering of shares (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements, then only the net of the shares tendered or withheld will count towards the limit. Awards issued in substitution for awards previously granted by a company acquired by us or one of our subsidiaries or affiliates, or with which we or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the 2007 Plan. The maximum number of shares of our common stock that may be issued under the 2007 Plan as a result of the exercise of incentive stock options is 2,000,000 subject to the adjustments described above.

The 2007 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year of the Company, no eligible person may be granted (i) stock options or stock appreciation rights with respect to more than 1,000,000 shares of our common stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 500,000 shares of our common stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units (which are described below) with respect to any 12-month performance period is $2,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and for any performance period that is more than 12 months, is $2,000,000 multiplied by the number of full 12-month periods that are in the performance period.

The Compensation Committee administers the 2007 Plan and is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2007 Plan are our officers, directors, employees, consultants and other persons who provide services to us or any of our subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the 2007 Plan. As of the record date, approximately 30 persons were eligible to participate in the 2007 Plan.

Administration

The 2007 Plan is administered by the Compensation Committee (sometimes referred to in this description as the “committee”); provided, however, that except as otherwise expressly provided in the 2007 Plan, the Board may exercise any power or authority granted to the committee under the 2007 Plan. Subject to the terms of the 2007 Plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2007 Plan, construe and interpret the 2007 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2007 Plan.

Stock Options and Stock Appreciation Rights

The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs”, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but the exercise price of a stock option that is intended to qualify as an incentive stock option under Section 422 of the Code, and the grant price of a stock appreciation right, may not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee, the fair market value of a share of our common stock as of any given date is the closing sales price per share as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. The committee, thus, may permit the exercise price of options awarded under the 2007 Plan to be paid in cash, shares, other awards or other property (including loans). Options may be exercised by payment of the exercise price in cash, shares of our common stock, outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time.

Restricted and Deferred Stock

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a Company stockholder, unless otherwise determined by the committee. An award of deferred stock confers upon the recipient the right to receive shares of our common stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The committee is authorized to grant shares of our common stock as a bonus, free of restrictions, or to grant shares of common stock or other awards in lieu of obligations of us to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to any terms that the committee may specify.

Other Stock-Based Awards

The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The committee determines the terms and conditions of those awards.

Performance Awards

The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our two most highly-compensated officers for the taxable year (other than our chief executive officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not the Board.

If and to the extent that the committee determines that these provisions of the 2007 Plan are to be applicable to any award, one or more of the following business criteria for us and our subsidiaries, on a consolidated basis, and/or for any of our subsidiaries or affiliates, or for business or geographical units of us and/or any of our subsidiaries or affiliates (except with respect to the total stockholder return and earnings per share criteria), will be used by the committee in establishing performance goals for awards under the 2007 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) the fair market value per share of our common stock. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us. The committee will exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within our management’s reasonable control or (iii) a change in accounting standards required by generally accepted accounting principles.

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the committee, and may be made in a single payment or transfer, in installments or on a deferred basis. The committee may make provision for the payment or crediting of interest on installment or deferred payments or the grant or credit of dividend equivalents or other amounts in respect of installment or deferred payments denominated in shares of our common stock. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2007 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2007 Plan, awards under other company plans, or other rights to payment from the company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The committee may provide in an award agreement, or otherwise determine, that upon a “change in control” as defined in the 2007 Plan, (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions applicable to restricted stock, deferred stock or other stock based awards immediately lapse. In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2007 Plan or the committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if that approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2007 Plan will terminate at the earliest of (a) when no shares of common stock remain available for issuance under the 2007 Plan, (b) termination of the 2007 Plan by the Board or (c) the tenth anniversary of the effective date of the 2007 Plan. Awards outstanding upon expiration of the 2007 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2007 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the 2007 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of us or any of our subsidiaries or affiliates, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and if the recipient is an employee, either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and, if the optionee is an employe, either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2007 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

We will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and, if the recipient is an employee, either the employee includes that amount in income or we satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights

We may grant stock appreciation rights, which we refer to as “SARs”, separate from any other award, or in tandem with options under the 2007 Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of an SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of an SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above). As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to us upon the grant or termination of SARs. Upon the exercise of an SAR, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2007 Plan is also intended to comply with Section 409A of the Code and all provisions of the 2007 Plan are to be interpreted in a manner consistent with the applicable requirements of Section 409A of the Code. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2007 Plan whom the committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

The Board recommends a vote “For” the amendment to the 2007 Plan and reapproval of the material terms of performance goals for incentive plan awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are parties to a Note and Security Agreement, dated September 4, 2007, referred to as the Credit Facility, with The Frost Group, LLC, referred to as the Frost Group, and our CEO, Jeffrey G. Spragens, under which we have access to a line of credit with available borrowings of up to $4.0 million, consisting of $3.9 million from The Frost Group and $100,000 from Mr. Spragens. Members of the Frost Group, LLC include our Chairman, Jane Hsiao, Ph.D., Steven D. Rubin, a director, and Frost Gamma Investments Trust, referred to as Frost Gamma, a trust controlled by Dr. Phillip Frost, our largest beneficial stockholder. We are obligated to pay interest on outstanding borrowings under the Credit Facility at a 10% annual rate, and we have granted a security interest in favor of The Frost Group and Mr. Spragens in all of our real and personal property, whether now existing or subsequently acquired, in order to secure prompt, full and complete payment of the amounts due under Credit Facility. The Credit Facility currently has an expiration date of June 30, 2013. Since January 1, 2011, the greatest principal amount outstanding under the Credit Facility was approximately $3.0 million, which was outstanding on February 22, 2012, the date on which the Credit Facility was paid off in its entirety, plus approximately $91,000 in accrued interest. No amounts of principal or interest were repaid under the Credit Facility for the year ended December 31, 2011. No amounts were outstanding nor did we pay any amounts in respect of principal or interest under the Credit Facility for year ended December 31, 2010. There are currently no amounts due and outstanding under the Credit Facility.

We entered into a five-year lease for office space in Miami, Florida with a company controlled by Dr. Frost. The non-cancelable lease, which commenced January 1, 2008, provides for a 4.5% annual rent increase over the life of the lease. The Miami office lease was amended in July 2011 to include additional office space in the same building, and current rental payments under the lease are approximately $19,000 per month.

Dr. Hsiao, Dr. Frost and director Steven Rubin are each significant stockholders and/or directors of NIMS, Tiger X, SearchMedia and Sorrento, and until its dissolution in December 2011, Aero. Director Richard Pfenniger is also a shareholder of NIMS. Commencing in March 2008, our then-Chief Financial Officer also served as the Chief Financial Officer and supervised the accounting staffs of NIMS and, until its dissolution, Aero, under a Board-approved cost sharing arrangement whereby the total salaries of the accounting staffs of the three companies are shared. Aero has not participated in the cost sharing arrangement since June 30, 2011 and was dissolved in December 2011. Commencing in December 2009, our Chief Legal Officer has served under a similar Board-approved cost sharing arrangement as Corporate Counsel of SearchMedia and as the Chief Legal Officer of each of NIMS and Tiger X, and since June 2011, as Corporate Counsel for Sorrento. We recorded reductions to SG&A costs and expenses for the years ended December 31, 2011 and 2010 of $78,000 and $114,000, respectively, to account for the sharing of accounting costs under this arrangement. We recorded $178,000 and $186,000 of reductions to SG&A costs and expenses for the year ended December 31, 2011 and 2010, respectively, to account for the sharing of legal costs under this arrangement. Aggregate accounts receivable from NIMS, Tiger X, Sorrento and SearchMedia were approximately $66,000 as of December 31, 2011.

On February 17, 2012, we entered into a stock purchase agreement, referred to as the Purchase Agreement, with 35 investors, pursuant to which the investors agreed to purchase an aggregate of 20,794,000 shares of our common stock at a price of $0.40 per share, from which we received net proceeds of $8.3 million. A portion of the proceeds was used to pay off $3.1 million outstanding under the Credit Facility, and the balance of the proceeds will be used for continued research, development and commercialization of our products and product candidates. Among the investors purchasing shares under the Purchase Agreement were Frost Gamma, Dr. Hsiao, Jeffrey Spragens and Richard Pfenniger. Frost Gamma and Dr. Hsiao each purchased 4,500,000 shares, Mr. Spragens purchased 250,000 shares and Mr. Pfenniger purchased 125,000 shares.

The Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K, including each transaction described above. In order to approve a related party transaction, the Audit Committee requires that (i) such transactions be fair and reasonable to us at the time it is authorized by the Audit Committee and (ii) such transaction must be authorized, approved or ratified by the affirmative vote of a majority of the members of the Audit Committee who have no interest, either directly or indirectly, in any such related party transaction.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

EisnerAmper LLP, referred to as EisnerAmper has served as our independent registered public accounting firm since 2006. We do not expect representatives of EisnerAmper to be present at the Annual Meeting. If they do attend, they will be available to respond to appropriate questions and will be given an opportunity to make a statement if they so desire. The following table sets forth the fees billed to the Company by EisnerAmper for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2011 and 2010.

	2011	2010
Audit Fees	$74,000	$78,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$74,000	$78,000

Pre-Approval Policies and Procedures

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent auditors. The services requiring pre-approval by the audit committee may include audit services, audit related services, tax services and other services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Audit Committee. During 2011 and 2010, audit related services, tax services and all other services provided by EisnerAmper were pre-approved by the Audit Committee.

The Audit Committee has considered and determined that the provision of all non-audit services set forth in the table above is compatible with maintaining EisnerAmper’s independence.

OTHER BUSINESS

As of the date of this proxy statement, the Board knows of no other business to be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.05 of our bylaws. Stockholder proposals intended to be included in our proxy statement and proxy for our 2013 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us at our executive offices by January 4, 2013. Proposals received after such date, while not included in our proxy statement or proxy, may still be brought before the 2013 Annual Meeting of Stockholders, provided that any such proposal is delivered to or mailed and received at our principal executive office no later than March 20, 2013.

ANNEX A

SAFESTITCH MEDICAL, INC. 2007 INCENTIVE COMPENSATION PLAN

AS AMENDED

SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2007 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist SAFESTITCH MEDICAL, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option Awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right Awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be the Shareholder Approval Date.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the American Stock Exchange.

(bb) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(hh) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ii) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(kk) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ll) “Prior Plan” means the 1996 Stock Option Plan of Cellular Technical Services Company, Inc., as amended.

(mm) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(nn) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(oo) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be two million (2,000,000). Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one(1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be two million (2,000,000) shares.

(d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further Awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than one million (1,000,000) Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than five-hundred thousand (500,000) Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) two million dollars ($2,000,000) with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, two million dollars ($2,000,000) multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or other national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s separation from service, (v) the date the Participant becomes disabled, (w) the Participant’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled” and “specified employee” all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, but subject to the absolute discretion and approval of the Committee, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company; (v) any acquisition by the Company; (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; (y) any acquisition by Dr. Phillip Frost or by any Person controlled by Dr. Phillip Frost, including, but not limited to, the Frost Gamma Investments Trust or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (iii), (iii) and (iii) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

AMENDMENT TO SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

APPROVED BY STOCKHOLDERS ON JUNE 6, 2011

Section 4(a) of the 2007 Incentive Compensation Plan of SafeStitch Medical, Inc. shall be amended by deleting Section 4(a) in its entirety and replacing it in its entirety as follows:

“4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 3,000,000. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

Annex B

AMENDMENT TO SAFESTITCH MEDICAL, INC.

2007 INCENTIVE COMPENSATION PLAN

TO BE CONSIDERED BY STOCKHOLDERS

AT ITS ANNUAL MEETING TO BE HELD ON JUNE 19, 2012

Section 4(a) of the 2007 Incentive Compensation Plan of SafeStitch Medical, Inc. shall be amended by deleting Section 4(a) in its entirety and replacing it in its entirety as follows:

“4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 5,000,000. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

B-1

SAFESTITCH MEDICAL, INC.

4400 Biscayne Blvd., Miami, Florida 33137

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — JUNE 19, 2012

The undersigned hereby appoints Jeffrey G. Spragens and James J. Martin, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of SafeStitch Medical, Inc. (the “Company”) to be held on June 19, 2012, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on April 24, 2012 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE

ENCLOSED ENVELOPE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS

1.	Election of seven directors.

NOMINEES:

(01) Jane H. Hsiao, Ph.D., M.B.A. (02) Jeffrey G. Spragens (03) Charles J. Filipi, M.D. (04) Chao C. Chen, Ph.D. (05) Richard C. Pfenniger, Jr. (06) Steven D. Rubin (07) Kevin T. Wayne, D.B.A.	☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and, in the list to the left, strike a line through the name of the nominee for whom you wish to withhold your vote.

2.	(i) Approval of the amendment to the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan, as amended, to increase the number of shares of common stock reserved for issuance under the plan from 3,000,000 to 5,000,000 and (ii) reapproval of the material terms of performance goals for incentive awards.

☐ FOR                     ☐  AGAINST                     ☐ ABSTAIN

3.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED: IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS; IN FAVOR OF THE AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN AND REAPPROVAL OF THE MATERIAL TERMS OF PERFORMANCE GOALS FOR INCENTIVE AWARDS; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 19, 2012 meeting.

Signature of Stockholder                                                                       Date:

Signature of Stockholder                                                                       Date:

NOTE: Please sign exactly as your name or names appears hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.